UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 19, 2004

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
Press Release

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) The following Exhibit is filed as part of this report:

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated April 22, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

     On April 19, 2004, Atlas Air Worldwide Holdings, Inc. (the “Company”) and its subsidiaries filed the Debtors’ Joint Plan of Reorganization, dated April 19, 2004 (the “Plan”), and the accompanying Disclosure Statement (the “Disclosure Statement”) in the United States Bankruptcy Court for the Southern District of Florida. The hearing on the approval of the adequacy of the Disclosure Statement will be held on May 24, 2004.

     The final terms of any plan of reorganization will depend upon a variety of factors beyond the control of the Company, including negotiations with unsecured creditors regarding allocations of available values among various creditors, market conditions, interest rates, legal requirements for confirmation of a plan, potential cancellation or modification of the Company’s material contracts, changes in operating costs, governmental regulations and licensing. The proposed Plan of Reorganization provides for the extinguishment of all equity interests of the Company, including, without limitation, its Common Stock. Copies of the Plan and the Disclosure Statement are available for public review either through the Bankruptcy Court or at www.atlasreorg.com, a web site maintained by the Company.

     Certain of the information contained in the Plan and Disclosure Statement should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of its DIP financing facility; the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for air cargo business in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company’s products; and other risks and uncertainties listed from time to time in the Company’s reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in as-

sumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

     The Company continues to confer with all of its creditors regarding issues in its Chapter 11 case and those of its subsidiaries. The materials contained in these public filings are preliminary only and are subject to substantial and material modifications. Therefore, no one should rely upon the disclosure of such information in making any investment decisions. The disclosures are not intended to be a solicitation of votes for any reorganization of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

DATE: April 22, 2004	By:	/s/ David W. Lancelot

David W. Lancelot
Senior Vice President & Chief Financial Officer

Atlas Air, Inc.

DATE: April 22, 2004	By:	/s/ David W. Lancelot

David W. Lancelot
Senior Vice President & Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press release dated April 22, 2004.